Prospectus Supplement	April 19, 2023

Putnam ESG Core Bond ETF

Putnam ESG High Yield ETF

Putnam ESG Ultra Short ETF

Prospectuses dated January 18, 2023

Effective immediately, the first paragraph in the section Fund distributions and taxes is replaced in its entirety with the following:

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments and distributes these gains (less any losses) as capital gain distributions. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you. The fund normally distributes any net investment income monthly and any net realized capital gains annually.

Shareholders should retain this Supplement for future reference.

333673 - 04/23